SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 16, 1998

                      Nutrition Management Services Company
             (Exact name of registrant as specified in its charter)


     Pennsylvania                0-19824          23-2095332
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(State or other jurisdiction    (Commission       (IRS Employer
   of incorporation)            File Number)   Identification No.)

                725 Kimberton Road, Kimberton, Pennsylvania 19442
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                    (Address of principal executive offices)


Registrant's telephone number, including area code: (610) 935-2050


                                       N/A
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         (Former name or former address, if changed since last report.)

         Item 4.   Changes in Registrant's Certifying Accountant

         The Audit Committee of the Board of Directors of the Registrant has dismissed Moore Stephens, P.C. ("Moore Stephens") as independent accountants to the Registrant and appointed Grant Thornton LLP as the new independent accountants to the Registrant. Moore Stephens' accountant's report on the financial statements of the Registrant for the past two years and any subsequent interim period through the date of dismissal did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. There were no other reportable events or disagreements with Moore Stephens to report in response to Item 304(a) of Regulation S-K.

         Item 7.   Financial Statements and Exhibits

         Exhibit 16 - Letter, dated July 21, 1998 from Moore Stephens, P.C. to the Securities and Exchange Commission.


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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           NUTRITION MANAGEMENT SERVICES COMPANY



Dated: July 22, 1998                       By: /s/ Joseph V. Roberts
                                               ---------------------------------
                                               Chairman of the Board and
                                               Chief Executive Officer


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